Exhibit  99.9

                              ASSIGNMENT AGREEMENT

      ASSIGNMENT AGREEMENT, dated as of December 29, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK, not in its individual capacity but solely in its capacity as Cap Contract Administrator for CWHEQ Revolving Home Equity Loan Trust, Series 2006-I ("Assignee"), pursuant to a Cap Contract Administration Agreement (the "Cap Contract Administration Agreement") dated as of December 29, 2006, and LEHMAN BROTHERS SPECIAL FINANCING INC. ("Remaining Party").

                             W I T N E S S E T H:

      WHEREAS, effective as of December 29, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under those certain Transactions (the "Assigned Transactions") as evidenced by those certain confirmations with a Trade Date of December 12, 2006, whose LEHMAN BROTHERS SPECIAL FINANCING INC. reference numbers are Global ID:
2788180 and Global ID: 2788027 (each a "Confirmation" and collectively, the "Confirmations"), copies of which are attached hereto as Exhibit I;

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmations in connection with, and as part of, the ISDA Master Agreement dated as of June 06, 1996, as amended and supplemented from time to time (the "Old Master Agreement") between Assignor and Remaining Party;

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transactions and the Confirmations, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof.

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from December 29, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transactions and the Confirmations arising on or after the Effective Date.

      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transactions and the Confirmations, and Assignor hereby terminates its rights under and in respect of the Assigned Transactions; provided, that such release shall not affect

Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transactions and the Confirmations.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Cap Contract Administrator under the Cap Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Cap Contract Administrator under the Cap Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transactions, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transactions pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transactions and the Confirmations shall form a part of, and be subject to, the Master Agreement (Multicurrency-Cross Border) (the "ISDA Form Master Agreement") in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), as if Assignee and Remaining Party had executed such agreement on the Trade Date of the Transactions between Assignee and Remaining Party (the "Assignee Agreement"). The Confirmations, together with all other documents referring to the ISDA Form Master Agreement confirming Transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

      6. Additional Provision. Each party hereby agrees that the Confirmations and thus the Assigned Transactions are each hereby amended by adding the following provision as a new Section 4:

            "Item 1115 Agreement. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 24, 2006, as amended from time to time (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Lehman Brothers Special Financing Inc. shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B."

      7. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmations and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      8. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transactions prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transactions on or after the Effective Date.

      9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the Old Master Agreement and the ISDA Form Master Agreement, as applicable, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, 4 West, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWHEQ, Series 2006-I or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

       Address:               Lehman Brothers Special Financing Inc.
                              c/o Lehman Brothers Inc.
                              Transaction Management Group
                              Corporate Advisory Division
                              745 Seventh Avenue
                              New York, NY 10019
       Attention:             Documentation Manager
       Tel No.                (212) 526-7187
       Fax No.                (212) 526-7672

such other address as may be hereafter furnished in writing to Assignor and Assignee.

      11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transactions shall be made by wire transfer according to the following instructions:

                           JPMorgan Chase Bank, N.A.-Houston, TX
                           ABA #113000609
                           Account Number #00103409232
                           Account: Houston Structured Finance Account
                           F/F/C: CWHEQ 2006-I

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written. COUNTRYWIDE HOME LOANS, INC.



                        By: /s/ Darren Bigby
                            ----------------------------------------
                        Name: Darren Bigby
                        Title: Executive Vice President


                        THE BANK OF NEW YORK, not in its
                        individual capacity but solely as
                        Cap Contract Administrator for CWHEQ
                        Revolving Home Equity Loan Trust, Series 2006-I



                        By: /s/ Courtney Bartholomew
                            ----------------------------------------
                        Name: Courtney Bartholomew
                        Title: Vice President


                        LEHMAN BROTHERS SPECIAL FINANCING INC.



                        By: Anatoly Kozlov
                            ----------------------------------------
                        Name: /s/ Anatoly Kozlov
                        Title:  Authorized Signatory

                                  Exhibit I


                                LEHMAN BROTHERS

                                  Transaction

Date:             22 December, 2006

To:               Countrywide Home Loans, Inc.
                  Attention:  Documentation Unit

From:             Lehman Brothers Special Financing Inc.
                  Mandy Lee - Confirmations Group
                  Facsimile:        (+1) 646-885-9551 (United States of America)
                  Telephone:        (+1)212-526-9257

Ref. Numbers: Risk ID: 1378027L/Effort ID: N1160471/Global Deal ID: 2788027

---------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction". All terms used herein and not otherwise defined are given their meaning in the Indenture dated as of December 1, 2006 between CWHEQ Revolving Home Equity Loan Trust, Series 2006-1 and The Bank of New York, as Indenture Trustee (the "Indenture") and in the Swap Contract Administration Agreement dated as of December 29, 2006, among The Bank of New York, as Contract Administrator (in such capacity, the "Cap Contract Administrator") and as Indenture Trustee under the Indenture (in such capacity, the "Indenture Trustee"), and Countrywide Home Loans, Inc. (the "Cap Contract Administration Agreement").

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

                    LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK, NY 10019

The terms of the particular Transaction to which this Confirmation relates are as follows:

  General Terms:

       Trade Date:                         12 December, 2006

       Effective Date:                     29 December, 2006

       Termination Date:                   15 August, 2012, subject to
                                           adjustment in accordance with the
                                           Modified Following Business Day
                                           Convention.

       Notional Amount:                    USD380,000,000.00 - subject to
                                           adjustment in accordance with
                                           Appendix A attached hereto.
  Fixed Amounts:

       Fixed Amount Payer:                 Party B

       Fixed Amount Payer Payment Dates:   29 December, 2006, subject to
                                           adjustment in accordance
                                           with the Following Business Day
                                           Convention.

       Fixed Amount:                       USD40,000.00

  Floating Amounts:

       Floating Amount Payer               Party A

       Cap Rate:                           As set forth in the schedule below


                                 ------------------------ ------------------------- ------------------------
                                  Calculation Periods        Calculation Periods         Cap Rate (%)
                                   from and including         to but excluding
                                 ------------------------ ------------------------- ------------------------
                                        12/29/06                  02/15/07                 8.71900]
                                 ------------------------ ------------------------- ------------------------
                                        02/15/07                  03/15/07                 18.57200
                                 ------------------------ ------------------------- ------------------------
                                        03/15/07                  04/16/07                 15.06600
                                 ------------------------ ------------------------- ------------------------
                                        04/16/07                  05/15/07                 17.32400
                                 ------------------------ ------------------------- ------------------------
                                        05/15/07                  06/15/07                 16.19600
                                 ------------------------ ------------------------- ------------------------
                                        06/15/07                  07/16/07                 17.32400
                                 ------------------------ ------------------------- ------------------------
                                        07/16/07                  08/15/07                 16.19600
                                 ------------------------ ------------------------- ------------------------
                                        08/15/07                  09/17/07                 16.76100
                                 ------------------------ ------------------------- ------------------------
                                        09/17/07                  10/15/07                 17.32400
                                 ------------------------ ------------------------- ------------------------
                                        10/15/07                  11/15/07                 16.19600
                                 ------------------------ ------------------------- ------------------------
                                        11/15/07                  12/17/07                 17.32400
                                 ------------------------ ------------------------- ------------------------
                                        12/17/07                  01/15/08                 16.19600
                                 ------------------------ ------------------------- ------------------------
                                        01/15/08                  02/15/08                 16.27700
                                 ------------------------ ------------------------- ------------------------



                                 ------------------------ ------------------------- ------------------------
                                  Calculation Periods        Calculation Periods         Cap Rate (%)
                                   from and including         to but excluding
                                 ------------------------ ------------------------- ------------------------
                                        02/15/08                  03/17/08                 17.40900
                                 ------------------------ ------------------------- ------------------------
                                        03/17/08                  04/15/08                 15.14700
                                 ------------------------ ------------------------- ------------------------
                                        04/15/08                  05/15/08                 16.82500
                                 ------------------------ ------------------------- ------------------------
                                        05/15/08                  06/16/08                 15.71200
                                 ------------------------ ------------------------- ------------------------
                                        06/16/08                  07/15108                 16.82500
                                 ------------------------ ------------------------- ------------------------
                                        07/15/08                  08/15/08                 15.71200
                                 ------------------------ ------------------------- ------------------------
                                        08/15/08                  09/15/08                 16.27800
                                  ----------------------- ------------------------- ------------------------
                                        09/15/08                  10/15/08                 16.82500
                                 ------------------------ ------------------------- ------------------------
                                        10/15/08                  11/17/08                 15.71300
                                 ------------------------ ------------------------- ------------------------
                                        11/17/08                  12/15/08                 16.82500
                                 ------------------------ ------------------------- ------------------------
                                        12/15/08                  01/15/09                 15.71300
                                 ------------------------ ------------------------- ------------------------
                                        01/15/09                  02/17/09                 16.27800
                                 ------------------------ ------------------------- ------------------------
                                        02/17/09                  03/16/09                 18.03700
                                 ------------------------ ------------------------- ------------------------
                                        03/16/09                  04/15/09                 14.58300
                                 ------------------------ ------------------------- ------------------------
                                        04/15/09                  05/15/09                 16.82600
                                 ------------------------ ------------------------- ------------------------
                                        05/15/09                  06/15/09                 15.71300
                                 ------------------------ ------------------------- ------------------------
                                        06/15/09                  07/15/09                 16.82600
                                 ------------------------ ------------------------- ------------------------
                                        07/15/09                  08/17/09                 15.71400
                                 ------------------------ ------------------------- ------------------------
                                        08/17/09                  09/15/09                 16.27900
                                 ------------------------ ------------------------- ------------------------
                                        09/15/09                  10/15/09                 16.82600
                                 ------------------------ ------------------------- ------------------------
                                        10/15/09                  11/16/09                 15.71400
                                 ------------------------ ------------------------- ------------------------
                                        11/16/09                  12/15/09                 16.82700
                                 ------------------------ ------------------------- ------------------------
                                        12/15/09                  01/15/10                 15.71400
                                 ------------------------ ------------------------- ------------------------
                                        01/15/10                  02/16/10                 16.28000
                                 ------------------------ ------------------------- ------------------------
                                        02/16/10                  03/15/10                 18.03900
                                 ------------------------ ------------------------- ------------------------
                                        03/15/10                  04/15/10                 14.58400
                                 ------------------------ ------------------------- ------------------------
                                        04/15/10                  05/17/10                 16.82700
                                 ------------------------ ------------------------- ------------------------
                                        05/17/10                  06/15/10                 15.71500
                                 ------------------------ ------------------------- ------------------------
                                        06/15/10                  07/15/10                 16.82700
                                 ------------------------ ------------------------- ------------------------
                                        07/15/10                  08/16/10                 15.71500
                                 ------------------------ ------------------------- ------------------------
                                        08/16/10                  09/15/10                 16.28000
                                 ------------------------ ------------------------- ------------------------
                                        09/15/10                  10/15/10                 16.82700
                                 ------------------------ ------------------------- ------------------------
                                        10/15/10                  11/15/10                 15.71500
                                 ------------------------ ------------------------- ------------------------
                                        11/15/10                  12/15/10                 16.82800
                                 ------------------------ ------------------------- ------------------------
                                        12/15/10                  01/18/11                 15.71500
                                 ------------------------ ------------------------- ------------------------
                                        01/18/11                  02/15/11                 16.28000
                                 ------------------------ ------------------------- ------------------------
                                        02/15/11                  03/15/11                 18.04000
                                 ------------------------ ------------------------- ------------------------
                                        03/15/11                  04/15/11                 14.58500
                                 ------------------------ ------------------------- ------------------------
                                        04/15/11                  05/16/11                 16.82800
                                 ------------------------ ------------------------- ------------------------
                                        05/16/11                  06/15/11                 15.71600
                                 ------------------------ ------------------------- ------------------------
                                        06/15/11                  07/15/11                 16.82800
                                 ------------------------ ------------------------- ------------------------
                                        07/15/11                  08/15/11                 15.71600
                                 ------------------------ ------------------------- ------------------------
                                        08/15/11                  09/15/11                 16.28100
                                 ------------------------ ------------------------- ------------------------




                                 ------------------------ ------------------------- ------------------------
                                  Calculation Periods        Calculation Periods         Cap Rate (%)
                                   from and including         to but excluding
                                 ------------------------ ------------------------- ------------------------
                                        09/15/11                  10/17/11                 16.82900
                                 ------------------------ ------------------------- ------------------------
                                        10/17/11                  11/15/11                 15.71600
                                 ------------------------ ------------------------- ------------------------
                                        11/15/11                  12/15/11                 16.82900
                                 ------------------------ ------------------------- ------------------------
                                        12/15/11                  01/17/12                 15.71700
                                 ------------------------ ------------------------- ------------------------
                                        01/17/12                  02/15/12                 16.28200
                                 ------------------------ ------------------------- ------------------------
                                        02/15/12                  03/15/12                 17.41500
                                 ------------------------ ------------------------- ------------------------
                                        03/15/12                  04/16/12                 15.15200
                                 ------------------------ ------------------------- ------------------------
                                        04/16/12                  05/15/12                 16.83000
                                 ------------------------ ------------------------- ------------------------
                                        05/15/12                  06/15/12                 15.71800
                                 ------------------------ ------------------------- ------------------------
                                        06/15/12                  07/16/12                 16.83100
                                 ------------------------- ------------------------- -----------------------
                                        07/16/12                  08/15/12                 15.71800
                                 ------------------------ ------------------------- ------------------------



        Floating Amount Payer Payment Dates:    The 15th calendar day of each
                                                month, from and including 15
                                                February, 2007 to and including
                                                the Termination Date, subject
                                                to adjustment in accordance
                                                with the Modified Following
                                                Business Day Convention.

        Early Payment:                          1 Business Day preceding each
                                                Floating Rate Payer Period End
                                                Date

        Floating Rate Option:                   USD-LIBOR-BBA

        Designated Maturity:                    1 month

        Spread:                                 Inapplicable

        Floating Rate Day Count Fraction:       Actual/360

        Reset Dates:                            The first day of each
                                                Calculation Period

     Business Days:                             New York

     Miscellaneous:

        Calculation Agent:                      Party A

        Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the
                                                Office of Party B is its Head
                                                Office.

1. Assignment of the Transaction:

At the option of Party B, upon payment of the Fixed Amount and satisfaction of any other conditions described herein, on a date in the future, (the "Transfer Date") Party A and an entity

(the "Transferee") to be designated by Party B and approved by Party A in its sole discretion will enter into an assignment agreement, acceptable to Party A in form and substance, under which, among other things, Party B will transfer its interest as Party B to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of Party B to the Transaction under this Confirmation (the "Transfer"). Upon transfer of this Transaction to the Transferee, all references to Party B or words of similar meaning or import shall be deemed to be a reference to the Transferee.

As of the date of such Transfer, the Transferee and Party A will be deemed to enter into an ISDA Form Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border) published by the International Swaps and Derivatives Association, Inc, (the "ISDA Master Agreement") without any Schedule, except for the elections that are provided in Part 2 of this Confirmation. As of the date of such Transfer, as between the Transferee and Party A, this Confirmation shall be deemed to supplement, form a part of, and be subject to the ISDA Master Agreement (together, the "Transferred Agreement"). For the avoidance of doubt, once fulfilled, the transfer option contained in this Part 1 shall be inapplicable to this Transaction upon the Transfer. All provisions contained in the ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

2.    Provisions Deemed Incorporated into this Transaction upon Transfer:

      1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Master Agreement will apply to this Transaction.

      2)   Termination Provisions. For purposes of the ISDA Master Agreement:

           (a) "Specified Entity" is not applicable to Party A or Party B for any purpose,

           (b) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

           (c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

           (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

           (e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

           (f) Payments on Early Termination. For the purpose of Section 6(e), Market Quotation and Second Method will apply.

           (g)  "Termination Currency" means United States Dollars.

           (h) Additional Termination Event. The following shall constitute an Additional Termination Event:

           (i) Amendment of Indenture. If, without the prior written consent of Party A where such consent is required under the Indenture (such consent not to be unreasonably withheld), an amendment is made to the Indenture which amendment could reasonably be expected to have a material adverse effect on the interests of Party A under this Transaction, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

      3)   Tax Representations. Not applicable

      4)   Fully-Paid Transaction. Notwithstanding anything to the contrary in
           Section 5 or 6 of the ISDA Master Agreement, if at any time and so long as one of the parties to this Confirmation ("X") shall have satisfied in full all its payment and delivery obligations under
           Section 2(a)(i) of the ISDA Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section or otherwise under this Confirmation, then:

           (i) the occurrence of an event described in Section 5(a) other than Section 5(a)(vii) of the ISDA Master Agreement with respect to X or any Credit Support Provider or Specified Entity of X shall not constitute an Event of Default or Potential Event of Default with respect to X, and

           (ii) the other party ("Y") shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Master Agreement only as a result of the occurrence of a Termination Event set forth in (x) Section 5(b)(i), 5(b)(ii) or 5(b)(v) with respect to Y as the Affected Party or (y)
                Section 5(b)(iii) with respect to Y as the Burdened Party,

           unless (A) Y is required pursuant to appropriate proceedings to return to X or otherwise returns to X upon demand of X any portion of any payment or delivery, or (B) a termination amount (after the termination or liquidation of any Other Agreement(s) and application of all applicable netting or set-off provisions) or payment, delivery or collateral transfer would then be owed by X to Y of any Other Agreement(s). As used in this clause, "Other Agreement" means any contract or transaction, including an agreement with respect thereto (whether or not effected pursuant to a master agreement) now existing or hereafter entered into between X and (i) Y, or (ii) any Affiliate of Y.

      5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Master Agreement:

           (1)  Tax forms, documents, or certificates to be delivered are:


---------------------------------------- -------------------------------------- --------------------------------------
Party required to deliver                Form/Document/                         Date by which to
---------------------------------------- -------------------------------------- --------------------------------------




---------------------------------------- -------------------------------------- --------------------------------------
documents                                Certificate                            be delivered

---------------------------------------- -------------------------------------- --------------------------------------
Party A and Party B                      Any document required or reasonably    Promptly after the earlier of (i)
                                         requested to allow the other party     reasonable demand by either party or
                                         to make payments under this            (ii) learning that such form or
                                         Transaction without any deduction or   document is required
                                         withholding for or on the account of
                                         any Tax or with such deduction or
                                         withholding as a reduced rate
---------------------------------------- -------------------------------------- --------------------------------------


                           (2) Other documents to be delivered are:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Party required to deliver       Form/Document/               Date by which to be            Covered by Section 3(d)
document                        Certificate                  delivered                          Representation
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party A and Party B             Any documents required by    Upon the execution and                   Yes
                                the receiving party to       delivery of this
                                evidence the authority of    Transaction and such
                                the delivering party or      Confirmation
                                its Credit Support
                                Provider, if any, for it
                                to execute and deliver
                                this Confirmation, and any
                                Credit Support Documents
                                to which it is a party,
                                and to evidence the
                                authority of the
                                delivering party or its
                                Credit Support Provider to
                                perform its obligations
                                under this Transaction,
                                such Confirmation and/or
                                Credit Support Document,
                                as the case may be
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party A and Party B             A certificate of an          Upon the execution and                  Yes
                                authorized officer of the    delivery of this
                                party, as to the             Transaction and such
                                incumbency and authority     Confirmation
                                of the respective officers
                                of the party signing this
                                Confirmation, any
------------------------------- ---------------------------- ---------------------------- ----------------------------




------------------------------- ---------------------------- ---------------------------- ----------------------------
Party required to deliver       Form/Document/               Date by which to be            Covered by Section 3(d)
document                        Certificate                  delivered                          Representation
------------------------------ ---------------------------- ---------------------------- -----------------------------
                                relevant Credit
                                Support Document, or
                                any Confirmation, as
                                the case may be
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party B                         An executed copy of the      Within 30 calendar days                  No
                                Indenture                    after the date of
                                                             Confirmation
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party B                         Noteholder Report            Each Determination Date or               Yes
                                                             otherwise in accordance
                                                             with the terms of the
                                                             Indenture
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party B                         Monthly report               At such time as each                     Yes
                                                             Monthly Report is
                                                             delivered to the
                                                             Indenture Trustee
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party A                         A guarantee of Lehman        Upon execution of the                    No
                                Brothers Holdings Inc.       assignment of this
                                substantially in the form    Transaction
                                of Exhibit A to this
                                Confirmation
------------------------------- ---------------------------- ---------------------------- ----------------------------

      6)   Miscellaneous.

           (a)  Address for Notices: For the purposes of Section 12(a) of the ISDA Master Agreement:

                             Address for notices or communications to Party A:

                             Address: Lehman Brothers Special Financing Inc. c/o Lehman Brothers Inc.
                                        Transaction Management Group
                                        Corporate Advisory Division
                                        745 Seventh Avenue
                                        New York, NY 10019
                             Attention: Documentation Manager
                             Telephone  (212) 526-7187
                             No..
                             Facsimile  (212) 526-7672
                             No.:

                             Address for notices or communications to Party B:

                             Address:   Countrywide Home Loans, Inc.
                                        4500 Park Granada
                                        Calabasas, California 91302
                             Attention: Legal Department
                             Telephone  818-225-3898
                             No.:
                             Facsimile  818-225-3279
                             No.:

           (b)   Process Agent.

                        For the purpose of Section 13(c) of the ISDA Master
                        Agreement:

                        Party A appoints as its
                        Process Agent:   Not Applicable

                        Party B appoints as its
                        Process Agent:   Not Applicable

           (c)   Offices.

                        The provisions of Section 10(a) of the ISDA Master Agreement will not apply to this Transaction; neither Party A nor Party B have any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of the ISDA Master Agreement, it shall not in future have any Office other than one in the United States.

           (d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Master Agreement:

                        Party A is not a Multibranch Party.

                        Party B is not a Multibranch Party.

           (e)   Credit Support Document.

                        With respect to Party A, the guaranty of Lehman Brothers Holdings Inc. provided by Party A. With respect to Party B, from and including the date of its execution, the Indenture.

           (f)   Credit Support Provider.

                        Party A: Lehman Brothers Holdings Inc.

                        Party B: Not Applicable

           (g)   Governing Law.

                        The parties to this Transaction hereby agree that the law of the State of New York shall govern their rights and duties in whole.

           (h)   Jurisdiction.

                        Section 13(b) is hereby amended by: (x) deleting in the second line subparagraph (i) thereof the word "non-"; and (y) deleting the final paragraph thereof.

           (i)   Severability.

                        If any term, provision, covenant, or condition of this Transaction, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Transaction had been executed with the invalid or unenforceable portion eliminated, so long as this Transaction as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Transaction and the deletion of such portion of this Transaction will not substantially impair the respective benefits or expectations of the parties; provided however that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or connection with any such Section) shall be held to be invalid or unenforceable.

           The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

           (j)   Consent to Recording.

                        Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between marketing and trading of the parties and waives any further notice of such monitoring or recording.

           (k)   Waiver of Jury Trial.

                        Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Transaction or any Credit Support Document.

           (l) Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

           (m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Master Agreement shall not apply for purposes of this Transaction.

           (n)   Representations.

                        Section 3 of the ISDA Master Agreement is hereby amended by adding the following additional subsection:

                        Eligible Contract Participant. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

           (o) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the ISDA Master Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Transaction) that:

                  (i) Constitutional Documents. Party B is in compliance, in all material respects, with its constitutional documents (including, but not limited to, the Indenture, as amended from time-to-time, and any and all resolutions, investment policies, guidelines, procedures or restrictions), and each Transaction contemplated hereunder is and will be an authorized and permitted transaction thereunder and an Authorizing Resolution is in full force and effect.

                  (ii) Compliance with Laws. Party B is in compliance, in all respects, with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable regulatory authorities affecting Party B, this Transaction, or the performance of Party B's obligations hereunder.

           (p) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Indenture and the Cap Contract Administration Agreement.

           (q) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) at least ten (10) Business Days prior to amending or supplementing the Indenture (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

3.    Account Details and Settlement Information:

                Account Details of Party A:  JPMorgan Chase Bank, New York
                                             ABA #: 021000021
                                             A/C of Lehman Brothers Special
                                             Financing Inc.
                                             A/C # 066-143-543

                Account Details of Party B:  To be provided under separate cover.


Please confirm your agreement with the foregoing by accenting this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.



Yours sincerely,                                Accepted and agreed to:

Lehman Brothers Special Financing Inc.          Countrywide Home Loans, Inc.

              Anatoly Kozlov
     Lehman Brothers Special Financing Inc.

                                                By:  /s/ Michael J. Smith
                                                   ----------------------------
                                                Name:   Michael J. Smith
                                                Title:  Managing Director

                                  Appendix A

------------------------------------- -------------------------------- -------------------------------
        Calculation Periods                 Calculation Periods            Notional Amount (USD)
         from and including                  to but excluding
------------------------------------- -------------------------------- -------------------------------
              12/29/06                           02/15/07                      380,000,000.00
------------------------------------- -------------------------------- -------------------------------
              02/15/07                           03/15/07                      367,485,133.00
------------------------------------- -------------------------------- -------------------------------
              03/15/07                           04/16/07                      355,382,428.00
------------------------------------- -------------------------------- -------------------------------
              04/16/07                           05/15/07                      343,678,313.00
------------------------------------- -------------------------------- -------------------------------
              05/15/07                           06/15/07                      332,359,660.00
------------------------------------- -------------------------------- -------------------------------
              06/15/07                           07/16/07                      321,413,773.00
------------------------------------- -------------------------------- -------------------------------
              07/16/07                           08/15/07                      310,828,377.00
------------------------------------- -------------------------------- -------------------------------
              08/15/07                           09/17/07                      300,591,598.00
------------------------------------- -------------------------------- -------------------------------
              09/17/07                           10/15/07                      290,691,956.00
------------------------------------- -------------------------------- -------------------------------
              10/15/07                           11/15/07                      281,118,348.00
------------------------------------- -------------------------------- -------------------------------
              11/15/07                           12/17/07                      271,860,036.00
------------------------------------- -------------------------------- -------------------------------
              12/17/07                           01/15/08                      262,906,635.00
------------------------------------- -------------------------------- -------------------------------
              01/15/08                           02/15/08                      254,248,105.00
------------------------------------- -------------------------------- -------------------------------
              02/15/08                           03/17/08                      245,768,796.00
------------------------------------- -------------------------------- -------------------------------
              03/17/08                           04/15/08                      237,567,247.00
------------------------------------- -------------------------------- -------------------------------
              04/15/08                           05/15/08                      229,634,491.00
------------------------------------- -------------------------------- -------------------------------
              05/15/08                           06/16/08                      221,961,257.00
------------------------------------- -------------------------------- -------------------------------
              06/16/08                           07/15/08                      214,539,371.00
------------------------------------- -------------------------------- -------------------------------
              07/15/08                           08/15/08                      207,360,141.00
-------------------------------------- -------------------------------- ------------------------------
              08/15/08                           09/15/08                      200,416,040.00
------------------------------------- -------------------------------- -------------------------------
              09/15/08                           10/15/08                      193,698,724.00
------------------------------------- -------------------------------- -------------------------------
              10/15/08                           11/17/08                      187,200,983.00
------------------------------------- -------------------------------- -------------------------------
              11/17/08                           12/15/08                      180,915,995.00
------------------------------------- -------------------------------- -------------------------------
              12/15/08                           01/15/09                      174,835,886.00
------------------------------------- -------------------------------- -------------------------------
              01/15/09                           02/17/09                      168,954,814.00
------------------------------------- -------------------------------- -------------------------------
              02/17/09                           03/16/09                      163,265,187.00
------------------------------------- -------------------------------- -------------------------------
              03/16/09                           04/15/09                      157,761,170.00
------------------------------------- -------------------------------- -------------------------------
              04/15/09                           05/15/09                      152,438,565.00
------------------------------------- -------------------------------- -------------------------------
              05/15/09                           06/15/09                      147,287,583.00
------------------------------------- -------------------------------- -------------------------------
              06/15/09                           07/15/09                      142,305,125.00
------------------------------------- -------------------------------- -------------------------------
              07/15/09                           08/17/09                      137,484,191.00
------------------------------------- -------------------------------- -------------------------------
              08/17/09                           09/15/09                      132,820,940.00
------------------------------------- -------------------------------- -------------------------------
              09/15/09                           10/15/09                      128,308,571.00
------------------------------------- -------------------------------- -------------------------------
              10/15/09                           11/16/09                      123,942,860.00
------------------------------------- -------------------------------- -------------------------------
              11/16/09                           12/15/09                      119,719,875.00
------------------------------------- -------------------------------- -------------------------------
              12/15/09                           01/15/10                      115,633,078.00
------------------------------------- -------------------------------- -------------------------------
              01/15/10                           02/16/10                      111,679,843.00
------------------------------------- -------------------------------- -------------------------------
              02/16/10                           03/15/10                      107,866,909.00
------------------------------------- -------------------------------- -------------------------------
              03/15/10                           04/15/10                      104,314,435.00
------------------------------------- -------------------------------- -------------------------------
              04/15/10                           05/17/10                      100,878,958.00
------------------------------------- -------------------------------- -------------------------------




------------------------------------- -------------------------------- -------------------------------
        Calculation Periods                 Calculation Periods            Notional Amount (USD)
         from and including                  to but excluding
------------------------------------- -------------------------------- -------------------------------
              05/17/10                           06/15/10                      97,556,624.00
------------------------------------- -------------------------------- -------------------------------
              06/15/10                           07/15/10                      94,343,708.00
------------------------------------- -------------------------------- -------------------------------
              07/15/10                           08/16/10                      91,198,577.00
------------------------------------- -------------------------------- -------------------------------
              08/16/10                           09/15/10                      88,132,482.00
------------------------------------- -------------------------------- -------------------------------
              09/15/10                           10/15/10                      85,167,364.00
------------------------------------- -------------------------------- -------------------------------
              10/15/10                           11/15/10                      82,299,900.00
------------------------------------- -------------------------------- -------------------------------
              11/15/10                           12/15/10                      79,526,872.00
------------------------------------- -------------------------------- -------------------------------
              12/15/10                           01/18/11                      76,845,171.00
------------------------------------- -------------------------------- -------------------------------
              01/18/11                           02/15/11                      74,251,788.00
------------------------------------- -------------------------------- -------------------------------
              02/15/11                           03/15/11                      71,743,816.00
------------------------------------- -------------------------------- -------------------------------
              03/15/11                           04/15/11                      69,318,441.00
------------------------------------- -------------------------------- -------------------------------
              04/15/11                           05/16/11                      66,972,943.00
------------------------------------- -------------------------------- -------------------------------
              05/16/11                           06/15/11                      64,704,691.00
------------------------------------- -------------------------------- -------------------------------
              06/15/11                           07/15/11                      62,511,141.00
------------------------------------- -------------------------------- -------------------------------
              07/15/11                           08/15/11                      60,389,834.00
------------------------------------- -------------------------------- -------------------------------
              08/15/11                           09/15/11                      58,338,389.00
------------------------------------- -------------------------------- -------------------------------
              09/15/11                           10/17/11                      56,354,506.00
------------------------------------- -------------------------------- -------------------------------
              10/17/11                           11/15/11                      54,435,960.00
------------------------------------- -------------------------------- -------------------------------
              11/15/11                           12/15/11                      52,580,445.00
------------------------------------- -------------------------------- -------------------------------
              12/15/11                           01/17/12                      50,786,045.00
------------------------------------- -------------------------------- -------------------------------
              01/17/12                           02/15/12                      49,050,749.00
------------------------------------- -------------------------------- -------------------------------
              02/15/12                           03/15/12                      46,927,309.00
------------------------------------- -------------------------------- -------------------------------
              03/15/12                           04/16/12                      44,892,366.00
------------------------------------- -------------------------------- -------------------------------
              04/16/12                           05/15/12                      42,942,232.00
------------------------------------- -------------------------------- -------------------------------
              05/15/12                           06/15/12                      41,073,373.00
------------------------------------- -------------------------------- -------------------------------
              06/15/12                           07/16/12                      39,282,401.00
------------------------------------- -------------------------------- -------------------------------
              07/16/12                           08/15/12                      37,566,070.00
------------------------------------- -------------------------------- -------------------------------

                           Exhibit A to Confirmation
                           -------------------------

                  GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.
                  ------------------------------------------

      LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and The Bank of New York, not in its individual capacity, but solely as Cap Contract Administrator for CWHEQ Revolving Home Equity Loan Trust, Series 2006-I ("Party B") have entered into a Transaction as set forth in the Confirmation between them with Party A's reference number Global ID: 2788027 (the "Transaction"). This Guarantee is a Credit Support Document as contemplated in the Confirmation. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Confirmation and the ISDA Master Agreement, incorporated by reference therein. The Confirmation and such ISDA Master Agreement are collectively referred to hereafter as the "Agreement". LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:

      (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with such Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

      (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

      (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement.

      (d) This Guarantee shall remain in full force and effect until the first to occur of (i) receipt by Party B of a written notice of termination from Guarantor or (ii) none of the obligations of Party A remain outstanding. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

      (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or


                         Lehman Brothers Holdings Inc.
                 745 Seventh Avenue, New York, New York, 10019 interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in Section 5(a)(vii) of the ISDA Master Agreement affecting Party A or Guarantor.

      (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

      Any notice hereunder will be sufficiently given if given in accordance with the provisions for notices under the Agreement and will be effective as set forth therein. All notices hereunder shall be delivered to Lehman Brothers Holdings Inc., Attention: Corporate Counsel, 1301 Avenue of Americas, 5th Floor, New York, New York 10022 USA with a copy to Lehman Brothers Special Financing Inc., Attention: Transaction Management, 745 Seventh Avenue, 19th Floor, New York, NY 10019 USA.

      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.

                                        LEHMAN BROTHERS HOLDINGS INC.


                                          /s/ James J. Killerlane III
                                        --------------------------------
                                        Name:  James J. Killerlane III
                                        Title: Vice President
                                        Date:  December 21, 2006


                         Lehman Brothers Holdings Inc.
                 745 Seventh Avenue, New York, New York, 10019

                                LEHMAN BROTHERS

                                 Transaction

Date:           22 December, 2006

To:             Countrywide Home Loans, Inc.
                Attention:  Documentation Unit

From:           Lehman Brothers Special Financing Inc.
                Mandy Lee - Confirmations Group
                Facsimile:  (+1) 646-885-9551 (United States of America)
                Telephone:  (+1) 212-526-9257
Ref. Numbers:   Risk ID: 1378029L / Effort ID: N1160472/Global Deal ID: 2788180
-------------------------------------------------------------------------------

Dear Sir or Madam:

The purpose of this communication (this "Confirmation") is to confirm the terms and conditions of the transaction (the "Transaction") entered into between Lehman Brothers Special Financing Inc. ("Party A") and Countrywide Home Loans, Inc. ("Party B") on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of 06 June, 1996, as amended and supplemented from time to time, between Party A and Party B (the "Agreement"). All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction". All terms used herein and not otherwise defined are given their meaning in the Indenture dated as of December 1, 2006 between CWHEQ Revolving Home Equity Loan Trust, Series 2006-I and The Bank of New York, as Indenture Trustee (the "Indenture") and in the Swap Contract Administration Agreement dated as of December 29, 2006, among The Bank of New York, as Cap Contract Administrator (in such capacity, the "Cap Contract Administrator") and as Indenture Trustee under the Indenture (in such capacity, the "Indenture Trustee"), and Countrywide Home Loans, Inc. (the "Cap Contract Administration Agreement").

Party A and Party B each represents that entering into the Transaction is within its capacity, is duly authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party. Party A and Party B each represents that (a) it is not relying on the other party in connection with its decision to enter into this Transaction, and neither party is acting as an advisor to or fiduciary of the other party in connection with this


                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                             LEHMAN BROTHERS INC.
                     745 SEVENTH AVENUE, NEW YORK, NY 10019

Transaction regardless of whether the other party provides it with market information or its views; (b) it understands the risks of the Transaction and any legal, regulatory, tax, accounting and economic consequences resulting therefrom; and (c) it has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives. Party A and Party B each represents that upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

The terms of the particular Transaction to which this Confirmation relates are as follows:

    General Terms:

         Trade Date:                         12 December, 2006

         Effective Date:                     29 December, 2006

         Termination Date:                   15 August, 2012, subject to
                                             adjustment in accordance with the
                                             Modified Following Business Day
                                             Convention.

         Notional Amount:                    USD1,720,000,000.00 - subject to
                                             adjustment in accordance with
                                             Appendix A attached hereto.
    Fixed Amounts:

         Fixed Amount Payer:                 Party B

         Fixed Amount Payer Payment Dates:   29 December, 2006, subject to
                                             adjustment in accordance with the
                                             following Business Day Convention.

         Fixed Amount:                       USD75,000.00

    Floating Amounts:

         Floating Amount Payer:              Party A

         Cap Rate:                           As set forth in the schedule below


                                 ----------------------------------- ---------------------------- -------------------
                                        Calculation Periods              Calculation Periods
                                         from and including               to but excluding        Cap Rate (%)
                                 ----------------------------------- ---------------------------- -------------------
                                              12/29/06                        02/15/07                  8.8550
                                 ----------------------------------- ---------------------------- -------------------
                                              02/15/07                        03/15/07                 18.61800
                                 ----------------------------------- ---------------------------- -------------------
                                              03/15/07                        04/16/07                 15.10300
                                 ----------------------------------- ---------------------------- -------------------


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                                   Page 2 of 14



                                 ----------------------------------- ---------------------------- -------------------
                                        Calculation Periods              Calculation Periods
                                         from and including               to but excluding        Cap Rate (%)
                                 ----------------------------------- ---------------------------- -------------------
                                              04/16/07                        05/15/07                 17.36700
                                 ----------------------------------- ---------------------------- -------------------
                                              05/15/07                        06/15/07                 16.23600
                                 ----------------------------------- ---------------------------- -------------------
                                              06/15/07                        07/16/07                 17.36700
                                 ----------------------------------- ---------------------------- -------------------
                                              07/16/07                        08/15/07                 16.23600
                                 ----------------------------------- ---------------------------- -------------------
                                              08/15/07                        09/17/07                 16.80300
                                 ----------------------------------- ---------------------------- -------------------
                                              09/17/07                        10/15/07                 17.36700
                                 ----------------------------------- ---------------------------- -------------------
                                              10/15/07                        11/15/07                 16.23600
                                 ----------------------------------- ---------------------------- -------------------
                                              11/15/07                        12/17/07                 17.36700
                                 ----------------------------------- ---------------------------- -------------------
                                              12/17/07                        01/15/08                 16.23600
                                 ----------------------------------- ---------------------------- -------------------
                                              01/15/08                        02/15/08                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              02/15/08                        03/17/08                 17.45400
                                 ----------------------------------- ---------------------------- -------------------
                                              03/17/08                        04/15/08                 15.18600
                                 ----------------------------------- ---------------------------- -------------------
                                              04/15/08                        05/15/08                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              05/15/08                        06/16/08                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              06/16/08                        07/15/08                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              07/15/08                        08/15/08                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              08/15/08                        09/15/08                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              09/15/08                        10/15/08                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              10/15/08                        11/17/08                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              11/17/08                        12/15/08                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              12/15/08                        01/15/09                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              01/15/09                        02/17/09                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              02/17/09                        03/16/09                 18.08200
                                 ----------------------------------- ---------------------------- -------------------
                                              03/16/09                        04/15/09                 14.62000
                                 ----------------------------------- ---------------------------- -------------------
                                              04/15/09                        05/15/09                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              05/15/09                        06/15/09                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              06/15/09                        07/15/09                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              07/15/09                        08/17/09                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              08/17/09                        09/15/09                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              09/15/09                        10/15/09                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              10/15/09                        11/16/09                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              11/16/09                        12/15/09                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              12/15/09                        01/15/10                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              01/15/10                        02/16/10                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              02/16/10                        03/15/10                 18.08200
                                 ----------------------------------- ---------------------------- -------------------
                                              03/15/10                        04/15/10                 14.62000
                                 ----------------------------------- ---------------------------- -------------------
                                              04/15/10                        05/17/10                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              05/17/10                        06/15/10                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              06/15/10                        07/15/10                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              07/15/10                        08/16/10                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              08/16/10                        09/15/10                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              09/15/10                        10/15/10                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              10/15/10                        11/15/10                 15.75200
                                 ----------------------------------- ---------------------------- -------------------


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                                 Page 3 of 14



                                ----------------------------------- ---------------------------- -------------------
                                        Calculation Periods              Calculation Periods
                                         from and including               to but excluding        Cap Rate (%)
                                 ----------------------------------- ---------------------------- -------------------
                                              11/15/10                        12/15/10                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              12/15/10                        01/18/11                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              01/18/11                        02/15/11                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              02/15/11                        03/15/11                 18.08200
                                 ----------------------------------- ---------------------------- -------------------
                                              03/15/11                        04/15/11                 14.62000
                                 ----------------------------------- ---------------------------- -------------------
                                              04/15/11                        05/16/11                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              05/16/11                        06/15/11                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              06/15/11                        07/15/11                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              07/15/11                        08/15/11                 16.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              08/15/11                        09/15/11                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              09/15/11                        10/17/11                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              10/17/11                        11/15/11                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              11/15/11                        12/15/11                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              12/15/11                        01/17/12                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              01/17/12                        02/15/12                 16.31900
                                 ----------------------------------- ---------------------------- -------------------
                                              02/15/12                        03/15/12                 17.45400
                                 ----------------------------------- ---------------------------- -------------------
                                              03/15/12                        04/16/12                 15.18600
                                 ----------------------------------- ---------------------------- -------------------
                                              04/16/12                        05/15/12                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              05/15/12                        06/15/12                 15.75200
                                 ----------------------------------- ---------------------------- -------------------
                                              06/15/12                        07/16/12                 16.86700
                                 ----------------------------------- ---------------------------- -------------------
                                              07/16/12                        08/15/12                 15.75200
                                 ----------------------------------- ---------------------------- -------------------

     Floating Amount Payer Period End Dates:    The 15th calendar day of each
                                                month, from and including
                                                15 February, 2007 to and
                                                including the Termination Date,
                                                subject to adjustment in
                                                accordance with the Modified
                                                Following Business Day
                                                Convention.

     Early Payment:                             1 Business Day preceding each
                                                Floating Rate Payer Period End
                                                Date

     Floating Rate Option:                      USD-LIBOR-BBA

     Designated Maturity:                       1 month

     Spread:                                    Inapplicable

     Floating Rate Day Count Fraction:          Actual/360

     Reset Dates:                               The first day of each
                                                Calculation Period

Business Days:                                  New York

Miscellaneous:


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

     Calculation Agent:                         Party A

     Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and the
                                                Office of Party B is its Head
                                                Office.


1.    Assignment of the Transaction:

At the option of Party B, upon payment of the Fixed Amount and satisfaction of any other conditions described herein, on a date in the future (the "Transfer Date"), Party A and an entity (the "Transferee") to be designated by Party B and approved by Party A in its sole discretion will enter into an assignment agreement, acceptable to Party A in form and substance, under which, among other things, Party B will transfer its interest as Party B to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of Party B to the Transaction under this Confirmation (the "Transfer"). Upon transfer of this Transaction to the Transferee, all references to Party B or words of similar meaning or import shall be deemed to be a reference to the Transferee.

As of the date of such Transfer, the Transferee and Party A will be deemed to enter into an ISDA Form Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency -- Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement") without any Schedule, except for the elections that are provided in Part 2 of this Confirmation. As of the date of such Transfer, as between the Transferee and Party A, this Confirmation shall be deemed to supplement, form a part of, and be subject to the ISDA Master Agreement (together, the "Transferred Agreement"). For the avoidance of doubt, once fulfilled, the transfer option contained in this Part I shall be inapplicable to this Transaction upon the Transfer. All provisions contained in the ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

2.    Provisions Deemed Incorporated into this Transaction upon Transfer:

      1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Master Agreement will apply to this Transaction.

      2)    Termination Provisions. For purposes of the ISDA Master Agreement:

            (a) "Specified Entity" is not applicable to Party A or Party B for any purpose.

            (b) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

            (c) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

            (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party A.


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

            (e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

            (f) Payments on Early Termination. For the purpose of Section 6(e), Market Quotation and Second Method will apply.

            (g)   "Termination Currency" means United States Dollars.

            (h) Additional Termination Event. The following shall constitute an Additional Termination Event:

                  (i) Amendment of Indenture. If, without the prior written consent of Party A where such consent is required under the Indenture (such consent not to be unreasonably withheld), an amendment is made to the Indenture which amendment could reasonably be expected to have a material adverse effect on the interests of Party A under this Transaction, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

      3)    Tax Representations. Not applicable

      4) Fully-Paid Transaction. Notwithstanding anything to the contrary in Section 5 or 6 of the ISDA Master Agreement, if at any time and so long as one of the parties to this Confirmation ("X") shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the ISDA Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section or otherwise under this Confirmation, then:

                  (i) the occurrence of an event described in Section 5(a) other than Section 5(a)(vii) of the ISDA Master Agreement with respect to X or any Credit Support Provider or Specified Entity of X shall not constitute an Event of Default or Potential Event of Default with respect to X, and

                  (ii) the other party ("Y") shall be entitled to designate
                       an Early Termination Date pursuant to Section 6 of the ISDA Master Agreement only as a result of the occurrence of a Termination Event set forth in (x)
                       Section 5(b)(i), 5(b)(ii) or 5(b)(v) with respect to Y as the Affected Party or (y) Section 5(b)(iii) with respect to Y as the Burdened Party,

                  unless (A) Y is required pursuant to appropriate proceedings to return to X or otherwise returns to X upon demand of X any portion of any payment or delivery, or (B) a termination amount (after the termination or liquidation of any Other Agreement(s) and application of all applicable netting or set-off provisions) or payment, delivery or collateral transfer would than be owed by X to Y of any Other Agreement(s). As used in this


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180 clause, "Other Agreement" means any contract or transaction, including an agreement with respect thereto (whether or not effected pursuant to a master agreement) now existing or hereafter entered into between X and (i) Y, or (ii) any Affiliate of Y.

      5) Documents to be Delivered. For the purpose of Section 4(a) of the ISDA Master Agreement:

                  (i) Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------------- --------------------------------------
Party required to deliver                Form/Document/                         Date by which to
document                                 Certificate                            be delivered
---------------------------------------- -------------------------------------- --------------------------------------
Party A and Party B                      Any document required or reasonably    Promptly after the earlier of (i)
                                         requested to allow the other party     reasonable demand by either party or
                                         to make payments under this            (ii) learning that such form or
                                         Transaction without any deduction or   document is required
                                         withholding for or on the account of
                                         any Tax or with such deduction or
                                         withholding at a reduced rate
---------------------------------------- -------------------------------------- --------------------------------------

                  (ii)  Other documents to be delivered are:

------------------------------- ---------------------------- ---------------------------- ----------------------------
Party required to deliver       Form/Document/               Date by which to be            Covered by Section 3(d)
document                        Certificate                  delivered                          Representation
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party A and Party B             Any documents required by    Upon the execution and                   Yes
                                the receiving party to       delivery of this
                                evidence the authority of    Transaction and such
                                the delivering party or      Confirmation
                                its Credit Support
                                Provider, if any, for it
                                to execute and deliver
                                this Confirmation, and any
                                Credit Support Documents
                                to which it is a party,
                                and to evidence the
                                authority of the
                                delivering party or its
                                Credit Support Provider to
                                perform its obligations
                                under this Transaction,
                                such Confirmation and/or
                                Credit Support
------------------------------- ---------------------------- ---------------------------- ----------------------------


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                                 Page 7 of 14


------------------------------- ---------------------------- ---------------------------- ----------------------------
Party required to deliver       Form/Document/               Date by which to be            Covered by Section 3(d)
document                        Certificate                  delivered                          Representation
------------------------------- ---------------------------- ---------------------------- ----------------------------
                                Document, as the case
                                may be
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party A and party B             A certificate of an          Upon the execution and                  Yes
                                authorized officer of the    delivery of this
                                party, as to the             Transaction and such
                                incumbency and authority     Confirmation
                                of the respective officers
                                of the party signing this
                                Confirmation, any relevant
                                Credit Support Document,
                                or any Confirmation, as
                                the case may be
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party B                         An executed copy of the      Within 30 calendar days                  No
                                Indenture                    after the date of
                                                             Confirmation
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party B                         Noteholder Report            Each Determination Date or               Yes
                                                             otherwise in accordance
                                                             with the terms of the
                                                             Indenture
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party B                         Monthly report               At such time as each                     Yes
                                                             Monthly Report is
                                                             delivered to the Indenture
                                                             Trustee
------------------------------- ---------------------------- ---------------------------- ----------------------------
Party A                         A guarantee of Lehman        Upon execution of the                    No
                                Brothers Holdings Inc.       assignment of this
                                substantially in the form    Transaction
                                of Exhibit A to this
                                Confirmation
------------------------------- ---------------------------- ---------------------------- ----------------------------


      6)    Miscellaneous.

            (a) Address for Notices: For the purposes of Section 12(a) of the ISDA Master Agreement:

                       Address for notices or communications to Party A:


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                       Address: Lehman Brothers Special Financing Inc. c/o Lehman Brothers Inc.
                                  Transaction Management Group
                                  Corporate Advisory Division
                                  745 Seventh Avenue
                                  New York, NY 10019

                       Attention: Documentation Manager
                       Telephone  (212) 526-7187
                       No.:
                       Facsimile  (212) 526-7672
                       No.:


                       Address for notices or communications to Party B:

                       Address:   Countrywide Home Loans, Inc.
                                  4500 Park Granada
                                  Calabasas, California 91302
                       Attention: Legal Department
                       Telephone  818-225-3898
                       No.:
                       Facsimile  818-225-3279
                       No.:

            (b)   Process Agent.

                       For the purpose of Section 13(c) of the ISDA Master
                       Agreement:

                       Party A appoints as its
                       Process Agent:   Not Applicable

                       Party B appoints as its
                       Process Agent:   Not Applicable

            (c)   Offices.

                       The provisions of Section 10(a) of the ISDA Master Agreement will not apply to this Transaction; neither Party A nor Party B have any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of the ISDA Master Agreement, it shall not in future have any Office other than one in the United States.

            (d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Master Agreement:


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                       Party A is not a Multibranch Party.

                       Party B is not a Multibranch Party.

            (e)   Credit Support Document.

                       With respect to Party A, the guaranty of Lehman Brothers Holdings Inc. provided by Party A. With respect to Party B, from and including the date of its execution, the Indenture.

            (f)   Credit Support Provider.

                       Party A:    Lehman Brothers Holdings Inc.

                       Party B:    Not Applicable

            (g)   Governing Law.

                       The parties to this Transaction hereby agree that the law of the State of New York shall govern their rights and duties in whole.

            (h)   Jurisdiction.

                       Section 13(b) is hereby amended by: (x) deleting in the second line subparagraph (i) thereof the word "non-"; and (y) deleting the final paragraph thereof.

            (i) Severability.

                       If any term, provision, covenant, or condition of this Transaction, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Transaction had been executed with the invalid or unenforceable portion eliminated, so long as this Transaction as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Transaction and the deletion of such portion of this Transaction will not substantially impair the respective benefits or expectations of the parties; provided however that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or connection with any such Section) shall be held to be invalid or unenforceable.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180 enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

            (j)   Consent to Recording.

                       Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between marketing and trading of the parties and waives any further notice of such monitoring or recording.

            (k)   Waiver of Jury Trial.

                       Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Transaction or any Credit Support Document.

            (l) Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.

            (m) Set-off. The provisions for Set-off set forth in Section 6(e) of the ISDA Master Agreement shall not apply for purposes of this Transaction.

            (n)   Representations.

                       Section 3 of the ISDA Master Agreement is hereby amended by adding the following additional subsection:

                       Eligible Contract Participant. It is an "eligible contract participant" as defined in the Commodity Futures Modernization Act of 2000.

            (o) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the ISDA Master Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Transaction) that:

                  (i) Constitutional Documents. Party B is in compliance, in all material respects, with its constitutional documents (including, but not limited to, the indenture, as amended from time-to-time, and any and all resolutions, investment policies, guidelines, procedures or restrictions), and each Transaction contemplated hereunder is and will be an authorized and permitted transaction thereunder and an Authorizing Resolution is in full force and effect.

                  (ii) Compliance with Laws. Party B is in compliance, in all respects, with all applicable laws, rules, regulations, interpretations, guidelines, procedures, and policies of applicable regulatory


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180
                       authorities affecting Party B, this Transaction, or the performance of Party B's obligations hereunder.

            (p) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Indenture and the Cap Contract Administration Agreement.

            (q) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) at least ten (10) Business Days prior to amending or supplementing the Indenture (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

3.    Account Details and Settlement Information:

                  Account Details of Party A:  JPMorgan Chase Bank, New York
                                               ABA #: 021000021
                                               A/C of Lehman Brothers Special
                                               Financing Inc.
                                               A/C # 066-143-543

                  Account Details of Party B:  To be provided under separate cover.


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number (+1) 646-885-9551 (United States of America), Attention:
Confirmations Group.



Yours sincerely,                                 Accepted and agreed to:

Lehman Brothers Special Financing Inc.           Countrywide Home Loans, Inc.

              Anatoly Kozlov
     Lehman Brothers Special Financing Inc.

                                                 By:  /s/ Michael J. Smith
                                                    ---------------------------
                                                 Name:   Michael J. Smith
                                                 Title:  Managing Director


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                                  Appendix A

------------------------------------- -------------------------------- -------------------------------
        Calculation Periods                 Calculation Periods            Notional Amount (USD)
         from and including                  to but excluding
------------------------------------- -------------------------------- -------------------------------
              12/29/06                           02/15/07                     1,720,000,000.00
------------------------------------- -------------------------------- -------------------------------
              02/15/07                           03/15/07                     1,663,349,426.00
------------------------------------- -------------------------------- -------------------------------
              03/15/07                           04/16/07                     1,608,564,782.00
------------------------------------- -------------------------------- -------------------------------
              04/16/07                           05/15/07                     1,555,584,603.00
------------------------------------- -------------------------------- -------------------------------
              05/15/07                           06/15/07                     1,504,349,453.00
------------------------------------- -------------------------------- -------------------------------
              06/15/07                           07/16/07                     1,454,801,854.00
------------------------------------- -------------------------------- -------------------------------
              07/16/07                           08/15/07                     1,406,886,218.00
------------------------------------- -------------------------------- -------------------------------
              08/15/07                           09/17/07                     1,360,548,790.00
------------------------------------- -------------------------------- -------------------------------
              09/17/07                           10/15/07                     1,315,737,588.00
------------------------------------- -------------------------------- -------------------------------
              10/15/07                           11/15/07                     1,272,402,339.00
------------------------------------- -------------------------------- -------------------------------
              11/15/07                           12/17/07                     1,230,494,427.00
------------------------------------- -------------------------------- -------------------------------
              12/17/07                           01/15/08                     1,189,966,838.00
------------------------------------- -------------------------------- -------------------------------
              01/15/08                           02/15/08                     1,150,774,107.00
------------------------------------- -------------------------------- -------------------------------
              02/15/08                           03/17/08                     1,112,872,265.00
------------------------------------- -------------------------------- -------------------------------
              03/17/08                           04/15/08                     1,076,218,792.00
------------------------------------- -------------------------------- -------------------------------
              04/15/08                           05/15/08                     1,040,772,570.00
------------------------------------- -------------------------------- -------------------------------
              05/15/08                           06/16/08                     1,006,493,834.00
------------------------------------- -------------------------------- -------------------------------
              06/16/08                           07/15/08                      973,344,130.00
------------------------------------- -------------------------------- -------------------------------
              07/15/08                           08/15/08                      941,286,268.00
------------------------------------- -------------------------------- -------------------------------
              08/15/08                           09/15/08                      910,284,286.00
------------------------------------- -------------------------------- -------------------------------
              09/15/08                           10/15/08                      880,303,405.00
------------------------------------- -------------------------------- -------------------------------
              10/15/08                           11/17/08                      851,309,994.00
------------------------------------- -------------------------------- -------------------------------
              11/17/08                           12/15/08                      823,271,525.00
------------------------------------- -------------------------------- -------------------------------
              12/15/08                           01/15/09                      796,156,547.00
------------------------------------- -------------------------------- -------------------------------
              01/15/09                           02/17/09                      769,934,640.00
------------------------------------- -------------------------------- -------------------------------
              02/17/09                           03/16/09                      744,576,390.00
------------------------------------- -------------------------------- -------------------------------
              03/16/09                           04/15/09                      720,053,350.00
------------------------------------- -------------------------------- -------------------------------
              04/15/09                           05/15/09                      696,338,009.00
------------------------------------- -------------------------------- -------------------------------
              05/15/09                           06/15/09                      673,403,765.00
------------------------------------- -------------------------------- -------------------------------
              06/15/09                           07/15/09                      651,224,890.00
------------------------------------- -------------------------------- -------------------------------
              07/15/09                           08/17/09                      629,776,504.00
------------------------------------- -------------------------------- -------------------------------
              08/17/09                           09/15/09                      609,034,547.00
------------------------------------- -------------------------------- -------------------------------
              09/15/09                           10/15/09                      588,975,750.00
------------------------------------- -------------------------------- -------------------------------
              10/15/09                           11/16/09                      569,577,614.00
------------------------------------- -------------------------------- -------------------------------
              11/16/09                           12/15/09                      550,818,376.00
------------------------------------- -------------------------------- -------------------------------
              12/15/09                           01/15/10                      532,676,994.00
------------------------------------- -------------------------------- -------------------------------
              01/15/10                           02/16/10                      515,133,118.00
------------------------------------- -------------------------------- -------------------------------
              02/16/10                           03/15/10                      498,167,066.00
------------------------------------- -------------------------------- -------------------------------
              03/15/10                           04/15/10                      481,759,808.00
------------------------------------- -------------------------------- -------------------------------
              04/15/10                           05/17/10                      465,892,939.00
------------------------------------- -------------------------------- -------------------------------
              05/17/10                           06/15/10                      450,548,660.00
------------------------------------- -------------------------------- -------------------------------


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                                Page 13 of 14



------------------------------------- -------------------------------- -------------------------------
        Calculation Periods                 Calculation Periods            Notional Amount (USD)
         from and including                  to but excluding
------------------------------------- -------------------------------- -------------------------------
              06/15/10                           07/15/10                      435,709,757.00
------------------------------------- -------------------------------- -------------------------------
              07/15/10                           08/16/10                      421,359,587.00
------------------------------------- -------------------------------- -------------------------------
              08/16/10                           09/15/10                      407,482,051.00
------------------------------------- -------------------------------- -------------------------------
              09/15/10                           10/15/10                      394,061,583.00
------------------------------------- -------------------------------- -------------------------------
              10/15/10                           11/15/10                      381,083,128.00
------------------------------------- -------------------------------- -------------------------------
              11/15/10                           12/15/10                      368,532,127.00
------------------------------------- -------------------------------- -------------------------------
              12/15/10                           01/18/11                      356,394,503.00
------------------------------------- -------------------------------- -------------------------------
              01/18/11                           02/15/11                      344,656,639.00
------------------------------------- -------------------------------- -------------------------------
              02/15/11                           03/15/11                      333,305,369.00
------------------------------------- -------------------------------- -------------------------------
              03/15/11                           04/15/11                      322,327,961.00
------------------------------------- -------------------------------- -------------------------------
              04/15/11                           05/16/11                      311,712,099.00
------------------------------------- -------------------------------- -------------------------------
              05/16/11                           06/15/11                      301,445,877.00
------------------------------------- -------------------------------- -------------------------------
              06/15/11                           07/15/11                      291,517,778.00
------------------------------------- -------------------------------- -------------------------------
              07/15/11                           08/15/11                      281,916,961.00
------------------------------------- -------------------------------- -------------------------------
              08/15/11                           09/15/11                      272,632,336.00
------------------------------------- -------------------------------- -------------------------------
              09/15/11                           10/17/11                      263,652,409.00
------------------------------------- -------------------------------- -------------------------------
              10/17/11                           11/15/11                      254,965,957.00
------------------------------------- -------------------------------- -------------------------------
              11/15/11                           12/15/11                      246,565,735.00
------------------------------------- -------------------------------- -------------------------------
              12/15/11                           01/17/12                      238,442,309.00
------------------------------------- -------------------------------- -------------------------------
              01/17/12                           02/15/12                      230,586,556.00
------------------------------------- -------------------------------- -------------------------------
              02/15/12                           03/15/12                      220,975,722.00
------------------------------------- -------------------------------- -------------------------------
              03/15/12                           04/16/12                      211,765,467.00
------------------------------------- -------------------------------- -------------------------------
              04/16/12                           05/15/12                      202,939,095.00
------------------------------------- -------------------------------- -------------------------------
              05/15/12                           06/15/12                      194,480,606.00
------------------------------------- -------------------------------- -------------------------------
              06/15/12                           07/16/12                      186,374,666.00
------------------------------------- -------------------------------- -------------------------------
              07/16/12                           08/15/12                      178,606,581.00
------------------------------------- -------------------------------- -------------------------------


          Risk ID: 1378029L/Effort ID: 1160472/Global Deal ID: 2788180

                           Exhibit A to Confirmation

                  GUARANTEE Of LEHMAN BROTHERS HOLDINGS INC.

      LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and The Bank of New York, not in its individual capacity, but solely as Cap Contract Administrator for CWHEQ Revolving Home Equity Loan Trust, Series 2006-I ("Party B") have entered into a Transaction as set forth in the Confirmation between them with Party A's reference number Global ID: 2788180 (the "Transaction"). This Guarantee is a Credit Support Document as contemplated in the Confirmation. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Confirmation and the ISDA Master Agreement, incorporated by reference therein. The Confirmation and such ISDA Master Agreement are collectively referred to hereafter as the "Agreement". LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:

      (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A in connection with such Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement (whether at maturity, by acceleration or otherwise). Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

      (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

      (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement.

      (d) This Guarantee shall remain in full force and effect until the first to occur of (i) receipt by Party B of a written notice of termination from Guarantor or (ii) none of the obligations of Party A remain outstanding. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.


                         Lehman Brothers Holdings Inc.
                 745 Seventh Avenue, New York, New York, 10019

      (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in
Section 5(a)(vii) of the ISDA Master Agreement affecting Party A or Guarantor.

      (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee,

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

      Any notice hereunder will be sufficiently given if given in accordance with the provisions for notices under the Agreement and will be effective as set forth therein. All notices hereunder shall be delivered to Lehman Brothers Holdings Inc., Attention: Corporate Counsel, 1301 Avenue of Americas, 5th Floor, New York, New York 10022 USA with a copy to Lehman Brothers Special Financing Inc., Attention: Transaction Management, 745 Seventh Avenue, 19th Floor, New York, NY 10019 USA.

      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed by its duly authorized officer as of the date of the Agreement.

                                         LEHMAN BROTHERS HOLDINGS INC.


                                              /s/ James J. Killerlane III
                                         --------------------------------------
                                         Name:   James J. Killerlane III
                                         Title:  Vice President
                                         Date:   December 21, 2006


                         Lehman Brothers Holdings Inc.
                 745 Seventh Avenue, New York, New York, 10019

                                   Exhibit II


                             ---------------------

                            [REGULATION AB AGREEMENT]
                           -------------------------

         Item 1115 Agreement dated as of February 24, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC., a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and LEHMAN BROTHERS SPECIAL FINANCING INC., as counterparty (the "Counterparty").

                                    RECITALS

             WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

             WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements that are assigned to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

             NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.   Definitions

             Company Information:  As defined in Section 4(a)(i).

             Company Financial Information: As defined in Section 2(a)(ii).

             Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

             GAAP:  As defined in Section 3(a)(v).

             EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

             Exchange Act: The Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

             Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

             Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

             Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

             Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or
by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

             Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.   Information to be Provided by the Counterparty.

       (a) Prior to printing the related Prospectus Supplement,

             (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                   (A)  The Counterparty's legal name (and any d/b/a);

                   (B)  the organizational form of the Counterparty;

                   (C) a description of the general character of the business of the Counterparty;

                   (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                        (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                        (6) any originator identified to the Counterparty by CHL;

                        (7) any enhancement or support provider identified to the Counterparty by CHL; and

                        (8) any other material transaction party identified to the Counterparty by CHL.

             (ii) if requested by the related Depositor prior to the related Depositor taking the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, in accordance with the requirements of Regulation AB, the Counterparty shall:

                   (A) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

                   (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

       (b) Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, with respect to a Transaction,

             (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

             (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

             (iii) if the related Depositor requests Company Financial
                   Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB,
                   (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3.   Representations and Warranties and Covenants of the Counterparty.

        (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or
             Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

             (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

             (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

             (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly incorporate by reference) the financial statements of the Counterparty.

             (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

             (v) If applicable, the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty (or the entity that consolidates the Counterparty) and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

             (vi) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b) If the Counterparty has provided Company Financial Information that is incorporated by reference into the Registration Statement of the related Depositor, the Counterparty, so long as the related Depositor is required to file Exchange Act Reports with respect to the SPV, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the Exchange Act. If permitted by the Exchange Act, the related Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act.

        (c)  If at any time, the Counterparty ceases to meet the requirements of
             Item 1101(c)(1) of Regulation AB with respect to the incorporation by reference of the financial information of third parties, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in

             EDGAR-compatible format no later than the 25th calendar day of the month following the date on which the Counterparty ceased to meet the requirements.

        (d) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 4.   Indemnification; Remedies

        (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

             (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under Section 2 by or on behalf of the Counterparty (collectively, the "Company Information"), or
                   (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to
                   Section 3 to the extent made as of a date subsequent to the Closing Date.

        (b)  (i)   Any failure by the Counterparty to deliver any
                   information, report, accountants' consent or other material when and in any case only as required under Section 2 or any breach by the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional Termination Event (as defined in the Master Agreement) with the Counterparty as the sole Affected Party (as defined in the Master

                    Agreement) under the Derivative Agreement. Following such
                   termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of
                   Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

             (ii) If the Counterparty has failed to deliver any information, report, certification or accountants' consent when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has provided Company Information, any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such closing date, and the Counterparty has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as party to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent when and as required under Section 2 hereof and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of Section 6(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

             (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with Section 2(b)(ii), the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 5.   Miscellaneous.

        (a)  Construction. Throughout this Agreement, as the context requires,
             (a) the singular tense and number includes the plural, and the plural tense and number includes the singular; (b) the past tense includes the present, and the present tense includes the past; and
             (c) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

        (b) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

        (c) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

        (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

        (e) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

        (f) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        (g) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

        (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

        (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

             IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                         CWABS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         CWMBS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         CWALT, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President



                                         CWHEQ, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Vice President


                                         COUNTRYWIDE HOME LOANS, INC.



                                         By: /s/ Darren Bigby
                                            ---------------------------------
                                            Name: Darren Bigby
                                            Title: Senior Vice President

                                         LEHMAN BROTHERS SPECIAL FINANCING INC.



                                         By: /s/ Jacqueline M. Didier
                                            ----------------------------------
                                            Name: Jacqueline M. Didier
                                            Title: Vice President